Exhibit 10.4

Execution Version

THIRD AMENDED AND RESTATED

CANADIAN SECURITY AGREEMENT

dated as of February 15, 2019

among

UNITED RENTALS OF CANADA, INC.,

as a Grantor,

and

BANK OF AMERICA, N.A.,
as Agent

SECTION 22.	Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral	18

SECTION 23.	Miscellaneous	18

SECTION 24.	Amendment and Restatement	23

Schedules

Schedule I		Pledged Equity and Pledged Debt

Schedule II	-	Jurisdictions of Organization

Schedule III	-	Patents, Industrial Designs, Trademarks and Copyrights

Exhibits

Exhibit A	-	Security Agreement Supplement

THIRD AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT

This Third Amended and Restated Canadian Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of February 15, 2019, among UNITED RENTALS OF CANADA, INC., a company amalgamated under the laws of the Province of Ontario (the “Company”), and each Additional Grantor (as defined in Section 23(d)(ii) below) (each such Additional Grantor, together with the Company, the “Grantors”), and BANK OF AMERICA, N.A., as Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, United Rentals, Inc., United Rentals (North America), Inc., certain of their Subsidiaries, the Company, the Agent and the lenders party thereto are party to a credit agreement dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to the Third Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any such amendment, restatement, amendment and restatement, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases any Indebtedness under such agreement (in whole or in part), the “Credit Agreement”), among, United Rentals, Inc., United Rentals (North America), Inc., the Company, the other Borrowers party thereto, the Guarantors, Bank of America, N.A., as Agent, and the lenders party thereto;

WHEREAS, in connection with the Existing Credit Agreement, the Company (and certain other grantors party thereto) entered into a Canadian Security Agreement, dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by the entering into of the Credit Agreement, to induce the Lenders to maintain and make loans and issue letters of credit as provided for in the Credit Agreement, and to induce the Lenders and their Affiliates to provide certain Bank Products, each Grantor is entering into this Agreement in favour of the Agent, and pursuant hereto is granting to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon such Grantor’s Collateral (as defined below) to secure such Grantor’s Secured Obligations (as defined below);

WHEREAS, each Grantor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein;

WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the Agent and Lenders’ willingness to maintain and make loans and extend other financial accommodations under the Credit Agreement and the provision of certain Bank Products by the Lenders or their Affiliates that each Grantor grant to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon all of the Collateral of such Grantor to secure such Grantor’s Secured Obligations; and

WHEREAS, in consideration for, among other things, the amendment and restatement of the Existing Credit Agreement by the execution and delivery of the Credit Agreement by the Agent and the Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations, each Grantor agrees to grant to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral, in order to ensure and secure the prompt payment and performance of the Secured Obligations.

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Security Agreement shall be amended and restated  as follows:

SECTION 1.                            Defined Terms.  (a) Except as set out in Section 1(b), all capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.  All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the PPSA or the Securities Transfer Act, 2006 (Ontario) (or, to the extent applicable, similar legislation of any other jurisdiction, as amended from time to time, collectively, the “STA”), as applicable, to the extent the same are used or defined therein.  All references to any asset described in the definition of the term “Collateral”, or to any proceeds thereof, shall be deemed to be references thereto except to the extent such asset is an Excluded Asset.

(b)                                 As used herein, the following terms have the following meanings:

“Letter of Credit Rights” shall mean all rights to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the relevant time entitled to demand payment or performance.

“Payment Intangible” shall mean a General Intangible under which the Account Debtor’s principal obligation is a monetary obligation.

“Software” shall mean a computer program and any supporting information provided in connection with a transaction relating to the program.

“Supporting Obligations” shall mean all Letter-of-Credit-Rights or secondary obligations that support the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument, or Investment Property.

SECTION 2.                            Grant of Lien.  (a)  As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of its present and future Canadian Obligations (such Obligations, as to any Grantor, being the “Secured Obligations” of such Grantor), each Grantor hereby grants to the Agent, its successors and assigns, for the ratable benefit of the applicable Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the personal property, assets and undertakings of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i)                                     all Accounts;

(ii)                                  all Inventory, including all Rental Equipment;

(iii)                               all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv)                              all documentation evidencing rights in any Inventory or Equipment, including all certificates and other collateral instruments;

(v)                                 all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi)                              all Chattel Paper;

(vii)                           all Documents;

(viii)                        all Instruments;

(ix)                              all Supporting Obligations and Letter-of-Credit Rights;

(x)                                 all General Intangibles (including Payment Intangibles and Software);

(xi)                              all Goods (excluding “Consumer Goods” as such term is defined in the      PPSA);

(xii)                           all Equipment;

(xiii)                        all Investment Property, including the following (the “Security Collateral”):

(A)                               the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash,

instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(B)                               all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity, any successor entity or any other entity from time to time organized, created or acquired by such Grantor in any manner (such equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;

(C)                               the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and

(D)                               all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(xiv)                       all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender or any of their Affiliates;

(xv)                          all of such Grantor’s Material Accounts, credits and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts;

(xvi)                       all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii)                    all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include the following (collectively, the “Excluded Assets”):

(b)                                 any rights, titles or interests of a Grantor in any instrument, permit, General Intangible, Lease, license or agreement to which such Grantor is a party (other than any of the foregoing with or by any other Grantor or any Subsidiary or other controlled Affiliate of a Grantor) or any of its right, title or interest thereunder to the extent, but only to the extent, that a grant of a security interest therein to the Agent would, under the terms of such instrument, permit, General Intangible, Lease, license or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of or create a right of termination in favour of or require the consent (which has not been obtained or waived) of any other party under, such instrument, permit, General Intangible, Lease, license or agreement; provided that the foregoing exclusion shall not be construed to apply to the extent any such term is ineffective or unenforceable under the Uniform Commercial Code (as in effect from time to time in the applicable jurisdiction, the “UCC”) (including Sections 9-406, 9-407, 9-408 or 9-409), the comparable provisions of the PPSA, or any other applicable law so that no breach, default, abandonment, invalidity or unenforceability would occur;

(c)                                  any asset to the extent the granting of a security interest therein to the Agent is prohibited by applicable law or would require the consent, approval, license or authorization of any Governmental Authority or, except with respect to any Rental Equipment, Merchandise and Consumables Inventory, any proceeds of any of the foregoing, any Material Accounts into which any such proceeds are deposited, or any books or records related to any of the foregoing, other third party (except a Grantor or any Subsidiary or other controlled Affiliate of a Grantor) that has not been obtained or waived; provided that the foregoing exclusion shall not be construed to apply to the extent any such prohibition or requirement for consent, approval, license or authorization is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409), the comparable provisions of the PPSA, or any other applicable law;

(d)                                 [Reserved.]

(e)                                  [Reserved.]

(f)                                   any property that is subject to a Lien securing purchase money obligations, Capital Lease Obligations or sale/leaseback Indebtedness permitted under the Credit Agreement pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Indebtedness remains outstanding;

(g)                                  (i) any assets subject to a Securitization Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange;

(h)                                 the equity interests, and any certificates or instruments in respect thereof, in any unlimited liability company organized under the laws of Nova Scotia;

(i)                                     the equity interests, and any certificates or instruments in respect thereof, in any joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived;

(j)                                    any real property or any fee interest or leasehold interest in real property, including fixtures affixed or attached thereto;

(k)                                 any Titled Goods (other than Merchandise and Consumables Inventory and Rental Equipment);

(l)                                     any Letter-of-Credit Rights not constituting Supporting Obligations in respect of any Collateral, to the extent any of the Grantors is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor);

(m)                             any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property, in each case, governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof or Canada; and

(n)                                 any asset with respect to which the Agent and the Company have reasonably agreed that the cost, tax consequences or any legal or regulatory consequences of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby, or where the Agent and the Company have otherwise agreed that such assets need not be included as Collateral.

Subject to any limitations set forth herein, all of the Secured Obligations of any Grantor shall be secured by all of the Collateral of such Grantor and any other property of such Grantor that secures any such Secured Obligations.

Each Grantor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), and (iii) it has not agreed to postpone the time for attachment of the security interest granted hereunder.

SECTION 3.                            Perfection and Protection of Security Interest.

(a) Except as explicitly set forth herein or in the Credit Agreement, each Grantor shall, at its expense, perform all steps reasonably requested in writing by the Agent to perfect,

maintain or protect the Agent’s Liens, including:  (i) executing and filing financing or continuation statements, and amendments thereof; (ii) executing, delivering and/or filing and recording in all appropriate offices any intellectual property security agreements (to the extent required under the Credit Agreement or any other Loan Documents to which such Grantor is a party); (iii) [reserved]; (iv) when an Event of Default pursuant to Section 10.1(a), (e), (f), (g), (h), (i) or (n) of the Credit Agreement has occurred and is continuing, at the reasonable request of the Agent, transferring Inventory to warehouses or other locations designated by the Agent; (v) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Agent’s Liens; (vi) taking such other steps reasonably requested by the Agent to maintain and protect the Agent’s Liens in the Collateral; and (vii) in the case of the Security Collateral, (A) if any Pledged Debt shall be evidenced by a promissory note or other instrument with an individual amount in excess of $50,000,000, deliver and pledge to the Agent such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent and (B) deliver and pledge to the Agent, for the benefit of the Secured Parties, certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; provided that notwithstanding any other provision of this Agreement, none of the Grantors will be required to (I) take any action in any jurisdiction other than Canada (including any province or territory thereof) or the United States of America (including any state thereof), or required by the laws of any such other jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such other jurisdiction, in order to either create any security interests (or other Liens) in assets located or titled outside of Canada (including any province or territory thereof) and the United States of America (including any state thereof) or to perfect any security interests (or other Liens) in any non-Canadian or non-U.S. Collateral, (II) deliver landlord lien waivers, estoppels or collateral access letters, (III) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property or (IV) take any action to perfect any Liens in any intellectual property created, registered or applied-for in any jurisdiction other than Canada and the United States of America.

(b)                                 Unless the Agent shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments (other than cheques received and processed in the ordinary course), in each case, with an individual value in excess of $50,000,000, promptly after such Grantor receives the same, and shall do everything reasonably requested by the Agent to ensure that the Agent obtains “Control” (as such term is defined in the STA) of said documents and rights, but if any Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Agent all such Collateral (regardless of value) upon the Agent’s request.

(c)                                  Upon obtaining an interest therein (subject to the time period specified in Section 7.17(a) or any comparable provision of the Credit Agreement), unless waived by the Agent in writing (which waiver may be revoked at any time and from time to time), each Grantor shall obtain control or blocked account agreements in form and substance reasonably satisfactory to the Agent (provided that such control or blocked account agreements shall be deemed to be in form and substance reasonably satisfactory to the Agent if such control or blocked account agreements are substantially consistent with any control or blocked account agreements in effect as of the date hereof) executed and delivered by (i) each securities intermediary, futures intermediary, and commodities intermediary issuing or holding any financial assets, futures or commodities to or for such Grantor, except for securities, futures and commodities accounts of the Grantors that are not Material Accounts, and (ii) each depository bank at which such Grantor maintains a Material Account.

(d)                                 If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $50,000,000, other than a letter of credit not constituting Supporting Obligations in respect of any Collateral pursuant to which such Grantor is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor), such Grantor shall promptly notify the Agent thereof and, unless otherwise consented by the Agent, use its commercially reasonable efforts to enter into a tri-party agreement with the Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Agent and directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent.

(e)                                  [Reserved.]

(f)                                   Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any PPSA, UCC, Quebec Civil Code (“CCQ”) or other applicable filing office any financing statements or amendments thereto that (i) indicate the Collateral (A) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of the PPSA, the CCQ or the personal property security legislation of any other jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor.  Each Grantor agrees to furnish any such information to the Agent promptly upon request.  Each Grantor also ratifies its authorization for the Agent to have filed in any UCC, PPSA, CCQ or other applicable filing office any like financing statements or amendments thereto if filed prior to the date hereof.

(g)                                  [Reserved.]

(h)                                 Until Full Payment of all Secured Obligations, the Agent’s Liens shall continue in full force and effect in all the Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation), provided that, the Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Credit Agreement subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such released Collateral.

(i)                                     Each Grantor will give prompt written notice to the Agent of any change in its name, legal form or jurisdiction of organization (whether by merger, amalgamation or otherwise) (and in any event, within 30 days of such change); provided that, promptly after receiving a written request therefor from the Agent, such Grantor shall deliver to the Agent all additional financing statements and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Agent.

(j)                                    No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Leases, Instruments or Payment Intangible or the proceeds of the foregoing to the Agent, except for any agreement permitted pursuant to Section 8.8 of the Credit Agreement.

(k)                                 Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement or financing change statement with respect to any financing statement filed by or in favour of the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to such Grantor’s rights under Section 23(f) hereof.

(l)                                     With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor shall, to the extent the issuer thereof is a controlled Affiliate of the Grantor, or otherwise use its commercially reasonable efforts to, cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent in accordance with this Agreement and the Credit Agreement without further consent of such Grantor.

(m)                             Each Grantor agrees that it will pledge hereunder, promptly following its acquisition thereof, any and all additional Security Collateral (subject to any limitations contained herein with respect thereto) and deliver to the Agent for the benefit of the Secured Parties, certificates or instruments representing any such Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank.

SECTION 4.                            [Reserved].

SECTION 5.                            Jurisdiction of Organization.  Each Grantor represents and warrants to the Agent and the other Secured Parties that as of the date hereof:  (a) Schedule I hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the province, territory or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership, unlimited liability corporation or limited liability company), (iii) the organizational identification number issued by such Grantor’s jurisdiction of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one jurisdiction of incorporation or organization.

SECTION 6.                            Title to, Liens on, and Sale and Use of Collateral.  Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens.

SECTION 7.                            Access and Examination.  During the continuance of an Event of Default, the Agent may, without expense to the Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent’s Liens.  Subject to the terms of the Credit Agreement, following consultation with and notice to the Grantors, or without such notice and consultation during the continuance of an Event of Default, the Agent shall have the right, in the Agent’s name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise.

SECTION 8.                            [Reserved].

SECTION 9.                            [Reserved].

SECTION 10.                     Inventory; Perpetual Inventory.  Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that all of the Inventory owned by such Grantor is and will be held for sale or lease in the ordinary course of such Grantor’s business, and is and will be fit (ordinary wear and tear and casualty events excepted) for such purposes, except, in each case, to the extent as would not reasonably be expected to result in a Material Adverse Effect.

SECTION 11.                     Leases and Other Chattel Paper.   Each Grantor hereby represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties, with respect to such Grantor’s Leases, that (except, in each case, as would not be reasonably expected to have a Material Adverse Effect): (i) each Lease represents a bona fide lease of equipment by such Grantor in the ordinary course of such Grantor’s business; (ii) all amounts described as being payable by a lessee in any existing Lease are for a liquidated amount payable by such lessee thereon on the terms set forth in such Lease, without any offset, deduction, defense, or counterclaim except in the ordinary course of business; (iii) each copy of a Lease delivered to the Agent by such Grantor will be a genuine copy of the original of such Lease; and (iv) (except in the case of Progress Billings) all equipment described in any Lease that has been delivered to the Agent shall be or will have been delivered to and accepted by the lessee thereunder (subject to the terms of such Lease).

SECTION 12.                     Right to Cure.  The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, any material portion of the Collateral or the Agent’s Liens therein, and which any Grantor fails to pay or do following notice by the Agent to Grantors (unless an Event of Default has occurred or is continuing, or unless the Agent, acting reasonably, believes exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral.  Upon the occurrence and during the continuance of an Event of Default:  (a) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Agent’s Lien in the Collateral and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Agent’s Lien and the filing of any PPSA financing statements (including fixture filings) or other documents in connection herewith or therewith, to the extent required hereunder or under the other Loan Documents; and (b) the Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 8.2 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document.  All payments that the Agent makes in accordance with this Section 12 and all documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged as a Canadian Revolving Loan, and the Agent agrees to notify the Company thereof; provided that neither the Agent’s right to make any such payments and charge the same as a Canadian Revolving Loan, nor the Canadian Borrowers’ obligation to repay any such Canadian Revolving Loan, shall be conditioned in any way upon the Agent’s providing such notification.  Any payment made or other action taken by the Agent under this Section 12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

SECTION 13.                     Power of Attorney.  Each Grantor hereby appoints the Agent and the Agent’s designee or bailee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default:  (a) to endorse such Grantor’s name on any cheques, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) in consultation with the Company (such consultation not to be required when an Event of Default pursuant to Section 10.1(a), (e), (f), (g), (h), (i) or (n) of the Credit Agreement has occurred and is continuing) to send requests for verification of Accounts and Leases (other than Accounts and Leases subject to any Securitization Transactions) to Account Debtors and lessees; (e) to complete in such Grantor’s name or the Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee or bailee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(d) of this Agreement is not sufficient, to file such PPSA financing statements as are required under this Agreement; and (h) to do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents in accordance with the terms thereof.

Each Grantor ratifies and approves all acts of such attorney.  This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred.

SECTION 14.                     The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities.  (a) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral.  None of the Secured Obligations shall be affected by any failure of the Agent or any of the other Secured Parties to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations.  Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to (except as required under the Credit Agreement or under any applicable law) or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.

(b)                                 It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder.  Neither the Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto.  Neither the Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c)                                  With respect to Accounts and Leases, in each case not subject to any Securitization Transaction or Like-Kind Exchange, the Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties.  Upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Agent’s prior written consent.

SECTION 15.                     Patent, Industrial Designs, Trademark and Copyright Collateral.  (a) Each Grantor represents and warrants to the Agent and the other Secured Parties that (i) as of the date hereof, such Grantor does not have any ownership interest in, or title to, any material issued or applied-for patents, industrial designs, registered or applied-for trademarks or registered or applied for copyrights (collectively, “Registered Intellectual Property”) except as set forth in Schedule III hereto, and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(d) of this Agreement, the recording of any intellectual property security agreement with the Canadian Intellectual Property Office and subsequent filings for any hereafter acquired Registered Intellectual Property are, to the extent that a valid, perfected and continuing Lien in patents, industrial designs, trademarks and/or issued or applied for copyrights, as applicable, can be created upon filing and recording documents of such type and nature, effective to create valid, perfected, first priority (subject to Permitted Liens) and continuing Liens in favour of the Agent on such material Registered Intellectual Property.

(b)                                 Each Grantor shall notify the Agent within a reasonable amount of time if it knows that any application or registration relating to any material Registered Intellectual Property (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office, or any court) regarding such Grantor’s ownership of any material Registered Intellectual Property, its right to register the same, or to keep and maintain the same.

(c)                                  If, before Full Payment of the Obligations, any Grantor shall obtain ownership of any additional Registered Intellectual Property with respect to goods sold in such Grantor’s business, the Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such Registered Intellectual Property, and such Grantor shall give to the Agent written notice of such ownership at the time of delivery of the annual financial statements pursuant to Section 7.2(a) of the Credit Agreement and the related Compliance Certificate pursuant to Section 7.2(d) (the “Annual Compliance Certificate”) (or such later date as the Agent may agree) in which such Grantor obtains ownership of such patent, industrial design, trademark, or copyright.  This Section 15(c) shall not apply to any Collateral which is owned by others and licensed to any Grantor.

(d)                                 Each Grantor authorizes the Agent to modify this Agreement by amending Schedule III to include any additional Registered Intellectual Property owned by such Grantor and not included in Schedule III at the time of delivery of the Annual Compliance Certificate (or such later date as the Agent may agree).  The Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section 15(d).

(e)                                  At the time of delivery of the Annual Compliance Certificate (or such later date as the Agent may agree), each Grantor shall sign and deliver to the Agent for filing or recordation with the Canadian Intellectual Property Office one or more intellectual property security agreements, or supplements or amendments thereto, with respect to any Registered

Intellectual Property acquired after the date hereof and which is Collateral, solely to the extent that such Collateral is not covered by any previous intellectual property security agreement or supplement or amendment thereto so signed and delivered by it.

(f)                                   Each Grantor shall take all commercially reasonable actions to maintain and protect each item of Registered Intellectual Property that is material to the business of the Company, taken as a whole, unless such Grantor shall determine that such item of Registered Intellectual Property is not material to the conduct of its business.

(g)                                  In the event that any Grantor has knowledge of any material Registered Intellectual Property constituting Collateral being infringed upon or diluted by a third party, such Grantor shall, to the extent such Grantor deems commercially reasonable, take actions to protect such material Registered Intellectual Property.

SECTION 16.                     Voting Rights; Dividends; Etc.

(a)                                 So long as no Event of Default shall have occurred and be continuing, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the rights and remedies of the Agent or the other Secured Parties under this Agreement or any other Loan Document and (ii) shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided that such Grantor shall deliver and pledge to the Agent any such dividends or distributions that would constitute Pledged Equity to the extent required hereunder.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 16(a)(i) shall, upon written notice to such Grantor by the Agent, cease and (ii) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 16(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

SECTION 17.                     Indemnification.  In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented legal fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from any Grantor, except in the case of the Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Agent or such other Secured Party.  All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or any of the other Secured Parties.

SECTION 18.                     Limitation on Liens on Collateral.  Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary (a) to defend title to the Collateral owned by it against all Persons claiming an interest therein (other than with respect to Permitted Liens) that is adverse to the interests hereunder of the Agent or other Secured Party, except with respect to Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of the business, and (b) to defend the Security Interest of the Agent in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

SECTION 19.                     Extensions.  The Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that (i) such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents or (ii) such an extension is otherwise reasonably appropriate.

SECTION 20.                     Remedies; Rights Upon Default.  (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the PPSA or STA.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the PPSA or STA), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk.  If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the other Secured Parties receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Grantor.  The Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  The Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Agent deems necessary or advisable.

(b)                                 Each Grantor further agrees, at the Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor’s premises or elsewhere.  Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent.  The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent or marshal any Collateral for the benefit of any Person.  In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Grantor irrevocably waives (i) any demand for possession prior to the commencement of any suit or action to recover the Collateral and (ii) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment.  The Agent shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations first to all expenses of collection, recovery, receipt, appropriation, realization or sale, including reasonable legal fees, and then as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantor.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction.  Each Grantor agrees that 10 days’ prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any legal fees or other expenses (to the extent provided for herein or in the Credit Agreement) incurred by the Agent or any of the other Secured Parties to collect such deficiency.

(c)                                  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(d)                                 To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of the Collateral or to provide to the Agent a guaranteed return from the collection or disposition of the Collateral, (xii) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (xiii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 20(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 20(d).  Without limitation upon the foregoing, nothing contained in this Section 20(d) shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 20(d).

(e)                                  Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Agent, if it so elects, shall have the right to seek the appointment of a receiver, interim receiver, receiver-manager, or a receiver and manager or keeper (each a “Receiver”) to take possession of Collateral and to enforce any of the Agent’s remedies, or may institute proceedings in any court of competent jurisdiction for the appointment of such Receiver and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Agent. Any such Receiver shall have the same powers and rights and exclusions and limitations of liability as the Agent has under this Agreement, at law or in equity. To the extent permitted by applicable law, any Receiver appointed by the Agent shall (for purposes relating to responsibility for the Receiver’s acts or omissions) be considered to be the agent of any such Grantor and not of the Agent. The Agent may from time to time fix the Receiver’s remuneration and the Grantors shall pay the amount of such remuneration to the Agent. The Agent may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Agent. A court need not appoint, ratify the appointment by the Agent, or otherwise supervise in any manner the actions, of any Receiver. Upon a Grantor receiving notice from the Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Grantors with respect to the Collateral shall cease, unless specifically continued by the written consent of the Agent.

SECTION 21.                     Grant of License to Use Proprietary Rights.  Solely for the purpose of enabling the Agent to exercise rights and remedies under Section 20 hereof (including, without limiting the terms of Section 20 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable at such time as the Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, to the extent such Grantor has the right to grant such right or access without additional payment or obligation, for the benefit of the Secured Parties, a nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  Solely with respect to Proprietary Rights in or to trademarks or service marks and trade dress, the license granted under this Section 21 shall be made subject to reasonable quality control obligations reasonably required to maintain the validity and enforceability of such trademarks, service marks, trade dress or distinguishing guise, as applicable.

SECTION 22.                     Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral.  The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Except as required by applicable law, neither the Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 23.                     Miscellaneous.

(a)                                 Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b)                                 Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c)                                  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.  This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein; provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern.

(d)                                 No Waiver; Cumulative Remedies; Amendments and Additional Grantors.

(i)                                     Neither the Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth.  A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising, on the part of the Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(ii)                                  Except as otherwise expressly specified herein, none of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Grantors.  Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

(e)                                  Limitation by Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f)                                   Termination of this Agreement; Releases.

(i)                                     Subject to Section 23(a) hereof, this Agreement and all security interests and Liens granted hereby shall automatically terminate and be released upon Full Payment of the Obligations.

(ii)                                  The Agent shall release, subject to the satisfaction of all conditions to release (if any) set forth in the Credit Agreement, including the continuance of the applicable Agent’s Lien in any proceeds of released Collateral, any such Agent’s Liens upon any applicable Collateral pursuant to the terms of Section 13.11 of the Credit Agreement.

(iii)                               Upon any Collateral being or becoming an Excluded Asset, the Lien created hereby on such Collateral shall automatically terminate and be released without further actions by any Person.  In connection therewith, the Agent, at the request and sole expense of the applicable Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence such termination and release in accordance with Section 13.11 of the Credit Agreement.

(g)                                  Successors and Assigns.  This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder.  Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(h)                                 Counterparts.  This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.  This Agreement may be authenticated by manual signature, facsimile or electronic means, all of which shall be equally valid.

(i)                                     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, except as required by mandatory provisions of law and except to the extent that the validity of perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.

(i)                                     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT.  NOTWITHSTANDING THE FOREGOING:  (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(ii)                                  EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OR ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF ONTARIO AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ AGENT AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(j)                                    Waiver of Jury Trial.  THE GRANTORS AND THE AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE GRANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS Section 23(j) AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR

ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(k)                                 Intercreditor Agreements.  REFERENCE IS HEREBY MADE TO EACH APPLICABLE INTERCREDITOR AGREEMENT.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF ANY APPLICABLE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT SHALL GOVERN.  THE AGENT, FOR ITSELF AND ON BEHALF OF EACH OF THE SECURED PARTIES, HEREBY AGREES THAT ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NO GRANTOR SHALL BE REQUIRED TO ACT OR REFRAIN FROM ACTING IN A MANNER THAT IS INCONSISTENT WITH THE TERMS AND PROVISIONS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT.  WITHOUT LIMITATION OF THE FOREGOING AND IN ANY EVENT, NO GRANTOR SHALL BE REQUIRED TO TAKE ANY ACTION HEREUNDER IF TAKING OF SUCH ACTION (I) WOULD BE INCONSISTENT WITH THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT OR (II) WOULD IMPAIR THE ABILITY OF THE AGENT TO PERFECT OR ENFORCE ITS INTEREST IN ANY COLLATERAL OR TO OBTAIN POSSESSION OR CONTROL (WITHIN THE MEANING OF THE PPSA OR STA, AS APPLICABLE) OF ANY COLLATERAL IN ORDER TO ASSURE THE LIEN THEREIN OF THE AGENT OR THE SECURED PARTIES AGAINST ANY OTHER PERSON.

(l)                                     Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(m)                             No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Agreement.

(n)                                 Advice of Counsel.  Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 23(i) and Section 23(j), with its counsel.

(o)                                 Benefit of the Secured Parties.  All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

(p)                                 Judgment Currency.  If, for the purposes of enforcing judgment in any court or for any other purpose hereunder or in connection herewith, it is necessary to convert a sum due hereunder in any currency into another currency, such conversion should be carried out to the extent and in the manner provided in the Credit Agreement

SECTION 24.                     Amendment and Restatement.  On the date hereof, the Existing Security Agreement is hereby amended, restated and superseded in its entirety by this Agreement.  The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined under the Existing Credit Agreement) or the “Secured Obligations” (as defined under the Existing Security Agreement) or any of the other Loan Documents; (ii) such “Obligations” and “Secured Obligations” are in all respects continuing (as amended and restated on the date hereof); and (iii) the security interests, Lien and pledge granted under the Existing Security Agreement and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favour of the Agent, for the benefit of the Secured Parties.  Without limiting the foregoing, each of the Grantors hereby fully and unconditionally ratifies and affirms this Agreement and agrees that all security interests, Liens and pledges granted hereunder and under the Existing Security Agreement shall from and after the date hereof secure all Secured Obligations hereunder and under the other Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

UNITED RENTALS OF CANADA, INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President, Treasurer

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

SCHEDULE I
to
THIRD AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

Issued and Outstanding Stock

Nil.

Partnership and Membership Interests

Nil.

PART II

Pledged Debt

None.

SCHEDULE II
to
THIRD AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.
United Rentals of Canada, Inc.	Ontario	Corporation	1870944

SCHEDULE III
to
THIRD AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT

PATENTS, INDUSTRIAL DESIGNS, TRADEMARKS AND COPYRIGHTS

Issued and Applied-for Patents

Reference #	Serial #	Client Reference	Country Name	Filed Date	Status	Title
2817686.00769	2,964,889		CANADA	6/19/2015	PENDING	EQUIPMENT STAGING METHOD AND SYSTEM
2817686.00771	2,964,890		CANADA	6/19/2015	PENDING	EQUIPMENT STAGING APPLICATION AND PLATFORM
2817686.00773	2,964,886		CANADA	6/1/2015	PENDING	SLIDABLE STEP FOR MOUNTING AND DISMOUNTING A VEHICLE
	3,015,879		CANADA	08/29/2018	PENDING	CONSTRUCTION SITE MONITORING SYSTEM AND METHOD

Registered and Applied-for Trademarks

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name
2817686.00607	CANADA	ATLANT EQUIP SALES & Design	REGISTERED	0739464	10/20/1993	TMA441845	N/A - Renting, leasing and sales of industrial and commercial equipment.	United Rentals of Canada, Inc.

2817686.00703	CANADA	CORONET EQUIPMENT RENTALS	REGISTERED	1747500	9/24/2015	TMA971,094

N/A - Retail store services featuring new and used rental equipment in the nature of heavy and industrial equipment, namely, pumps, generators, boom lifts, scissor lifts, forklifts, compaction rollers, backhoes, excavators, skid steers, air compressors, trailers, trucks, compaction equipment, cranes, generators, trenchers, bulldozers and concrete forming equipment; retail store services featuring general tools and equipment, namely, hand tools and gardening and landscaping equipment; retail store services featuring special events equipment, namely, tents, tables and chairs and parts therefor; retail store services featuring aerial equipment, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills and breakers, compaction equipment, excavators and accessories therefor, concrete equipment, flooring, sanding and planing tools, industrial electrical and power equipment, generators, fans and lights; hand and power tools, saws, heaters, heating accessories and tanks, heating equipment, ladders and material handling equipment, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment; rental of construction and industrial equipment, namely, pumps, generators, forklifts, backhoes, cranes, bulldozers, aerial lifts and compressors; rental of general tools and equipment, namely, hand tools; rental of special event equipment, namely, tents, tables and chairs; rental of gardening and landscaping equipment; rental of and maintenance of aerial equipment, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills and breakers, compaction equipment, excavators and accessories therefor, concrete equipment,

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

flooring, sanding and planing tools, industrial electrical and power equipment, generators, fans and lights; hand and power tools, saws, heaters, heating accessories and tanks, heating equipment, ladders and material handling equipment, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment;

2817686.00705.001	CANADA	DDR PROPANE & EQUIPMENT RENTALS	ALLOWED	1747440	9/23/2015

N/A - (1) retail store services featuring new and used rental equipment, namely heavy and industrial equipment, namely, pumps, generators, boom lifts, scissor lifts, forklifts, compaction rollers, backhoes, excavators, skid steers, air compressors, trailers, trucks, compaction equipment, cranes, generators, trenchers, bulldozers and concrete forming equipment; retail store services featuring general tools and equipment, namely, hand tools and gardening and landscaping equipment; retail store services featuring special events equipment, namely, tents, tables and chairs and parts therefor; retail store services featuring aerial equipment, namely aerial work platforms, vertical lifts, scissor lifts, electric scissor lifts, articulating boom lifts and straight boom lifts, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills and breakers, compaction equipment, excavators and accessories therefor, concrete equipment, flooring, sanding and planing tools, industrial electrical and power equipment, generators, fans and lights; hand and power tools, saws, heaters, namely propane fired portable heating units to heat temporary construction sites, cement and building materials, namely bricks, stones, blocks, namely concrete and cement blocks, coatings, namely epoxy coatings for use on concrete, fireproof cement coatings, weatherproofing coatings in the form of paints, sealers, namely chemical penetrating sealers for natural stone and water repellant sealers, concrete steps, wood, lumber, drywall, namely wallboards and wall panels, insulation, namely fiberglass insulation, foams, namely foam insulation materials for use in building and construction, glass, windows, window sills, doors, cabinets, caulking, glues, paints, cement, plaster, pipes, namely pvc conduit pipes for building, pvc sewer pipes, pvc water pipes, metal drainage pipes, metal pipes for liquid and gas transfer, metal sewer pipes, water pipes of metal, tubing, namely ground tubes, branching tubes of metal for pipelines and cutter tubing, drains, stone veneers, veneer boards, lime, ceiling texture spray, decking, electrical breakers, fuses, breaker panels, panels, plugs, namely electrical plugs, safety contact plugs, wall plugs of metal, test plugs and pipe plugs, connectors, namely connectors of metal for pipes, electric connectors, plug connectors, threaded cable connectors of metal and panel connectors, conduits, dimmers, switches, controls, namely electrical industrial controls for heavy and industrial equipment and online rental management controls, cords, batteries, namely electric batteries for powering industrial equipment, solar batteries, radio batteries and vehicle batteries, light bulbs, sockets, sensors, namely temperature sensors, timing sensors, motion sensors, water sensors and hazardous conditions sensors, chargers, namely battery chargers for electric batteries for powering industrial equipment and radio chargers, surge protectors, switch and wall panels, receptacles, namely electrical receptacles, wire, namely electric wires, electrical wire, aluminum wire, insulated copper wire, metal cable wire, plastic and rubber covered electrical wires, steel wire, welding wire, wire rope, fencing, gates, siding, roofing, hardware, namely hardware nails and springs, air stapler, air nailer and wood sander, plumbing, namely plumbing fittings, flexible plastic conduits, pipes, hoses for plumbing use, metal hoses for plumbing use and plumbing snake, ventilation, namely air impellers for ventilation, ducts of metal for ventilating installations, flexible plastic hoses for use with ventilation systems, ductwork, ladders and material handling equipment, namely cranes, hoists, lifts, aerial lifts and forklifts, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment, namely caulking guns, hammers, screwdrivers, wrenches, coveralls, hard hats, paint brushes, safety glasses, safety boots, levelers, namely digital laser levels, bubble levels, plumb levels, surveyor’s levels, nail punchers, allen keys, knives, mops, pails, brooms, dust pans, tarps and drop sheets, extension poles, aprons, shovels, tapes, sanders, pliers, rollers for applying paints and stains, trowels, utility knives, spray nozzles, air dryers, dehumidifiers, drills, fans, heat guns, compressors, paint agitators, goggles, vacuum cleaners, dust filters, humidity meters, measuring tapes, moisture meters, thermometers, ear plugs, ear mufflers, exhaust fans, face shields, fire blankets, fire extinguishers, fire hoses, gas detectors, knee pads, gloves, masks, respirators, safety glasses, safety vests, toe guards, glue guns, rollers for applying paints and stains, blenders, combs, dust cloths, electric cords, sawhorses and shears; rental of construction and industrial equipment, namely, pumps, generators, forklifts, backhoes, cranes, bulldozers, aerial lifts and compressors; rental of general tools and equipment, namely, hand tools; rental of special event equipment, namely, tents, tables and chairs; rental of gardening and landscaping equipment; rental of and maintenance of aerial equipment, namely aerial work platforms, vertical lifts, scissor lifts, electric scissor lifts, articulating boom lifts and straight boom lifts, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

and breakers, compaction equipment, excavators and accessories therefor, concrete equipment, namely concrete construction machines, concrete saws and blades, concrete vibrators, flooring, sanding and planing tools, industrial electrical and power equipment, namely generators, fans and lights, electric mitre saws, electric drills, scissor lifts, vertical lifts, pusharound lifts, powered pipe cutters, powered gas vibrators, power buggies and power lifts, generators, fans and lights; hand and power tools, saws, heaters, namely propane fired portable heating units to heat temporary construction sites, cement and building materials, namely bricks, stones, blocks, namely concrete and cement blocks, coatings, namely epoxy coatings for use on concrete, fireproof cement coatings, weatherproofing coatings in the form of paints, sealers, namely chemical penetrating sealers for natural stone and water repellant sealers, concrete steps, wood, lumber, drywall, namely wallboards and wall panels, insulation, namely fiberglass insulation, foams, namely foam insulation materials for use in building and construction, glass, windows, window sills, doors, cabinets, caulking, glues, paints, cement, plaster, pipes, namely pvc conduit pipes for building, pvc sewer pipes, pvc water pipes, metal drainage pipes, metal pipes for liquid and gas transfer, metal sewer pipes, water pipes of metal, tubing, namely ground tubes, branching tubes of metal for pipelines and cutter tubing, drains, stone veneers, veneer boards, lime, ceiling texture spray, decking, electrical breakers, fuses, breaker panels, panels, plugs, namely electrical plugs, safety contact plugs, wall plugs of metal, test plugs and pipe plugs, connectors, namely connectors of metal for pipes, electric connectors, plug connectors, threaded cable connectors of metal and panel connectors, conduits, dimmers, switches, controls, namely electrical industrial controls for heavy and industrial equipment and online rental management controls, cords, batteries, namely electric batteries for powering industrial equipment, solar batteries, radio batteries and vehicle batteries, light bulbs, sockets, sensors, namely temperature sensors, timing sensors, motion sensors, water sensors and hazardous conditions sensors, chargers, namely battery chargers for electric batteries for powering industrial equipment and radio chargers, surge protectors, switch and wall panels, receptacles, namely electrical receptacles, wire, namely electric wires, electrical wire, aluminum wire, insulated copper wire, metal cable wire, plastic and rubber covered electrical wires, steel wire, welding wire, wire rope, fencing, gates, siding, roofing, hardware, namely hardware nails and springs, air staplers, air nailers and wood sanders, plumbing, namely plumbing fittings, flexible plastic conduits, pipes, hoses for plumbing use, metal hoses for plumbing use and plumbing snakes, ventilation, namely air impellers for ventilation, ducts of metal for ventilating installations, flexible plastic hoses for use with ventilation systems, ductwork, ladders and material handling equipment, namely cranes, hoists, lifts, aerial lifts and forklifts, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment, namely caulking guns, hammers, screwdrivers, wrenches, coveralls, hard hats, paint brushes, safety glasses, safety boots, levelers, namely digital laser levels, bubble levels, plumb levels, surveyor’s levels, nail punchers, allen keys, knives, mops, pails, brooms, dust pans, tarps and drop sheets, extension poles, aprons, shovels, tapes, sanders, pliers, rollers for applying paints and stains, trowels, utility knives, spray nozzles, air dryers, dehumidifiers, drills, fans, heat guns, compressors, paint agitators, goggles, vacuum cleaners, dust filters, humidity meters, measuring tapes, moisture meters, thermometers, ear plugs, ear mufflers, exhaust fans, face shields, fire blankets, fire extinguishers, fire hoses, gas detectors, knee pads, gloves, masks, respirators, safety glasses, safety vests, toe guards, glue guns, rollers for applying paints and stains, blenders, combs, dust cloths, electric cords, sawhorses and shears

2817686.00775	CANADA	DDR PROPANE & EQUIPMENT RENTALS & Design	ALLOWED	1747438	9/23/2015

N/A - retail store services featuring new and used rental equipment, namely heavy and industrial equipment, namely, pumps, generators, boom lifts, scissor lifts, forklifts, compaction rollers, backhoes, excavators, skid steers, air compressors, trailers, trucks, compaction equipment, cranes, generators, trenchers, bulldozers and concrete forming equipment; retail store services featuring general tools and equipment, namely, hand tools and gardening and landscaping equipment; retail store services featuring special events equipment, namely, tents, tables and chairs and parts therefor; retail store services featuring aerial equipment, namely aerial work platforms, vertical lifts, scissor lifts, electric scissor lifts, articulating boom lifts and straight boom lifts, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills and breakers, compaction equipment, excavators and accessories therefor, concrete equipment, flooring, sanding and planing tools, industrial electrical and power equipment, generators, fans and lights; hand and power tools, saws, heaters, namely propane fired portable heating units to heat temporary construction sites, cement and building materials, namely bricks, stones, blocks, namely concrete and cement blocks, coatings, namely epoxy coatings for use on concrete, fireproof cement coatings, weatherproofing coatings in the form of paints, sealers, namely chemical penetrating sealers for natural stone and water repellant sealers, concrete steps, wood, lumber, drywall, namely wallboards and wall panels, insulation, namely fiberglass insulation, foams, namely foam

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

insulation materials for use in building and construction, glass, windows, window sills, doors, cabinets, caulking, glues, paints, cement, plaster, pipes, namely pvc conduit pipes for building, pvc sewer pipes, pvc water pipes, metal drainage pipes, metal pipes for liquid and gas transfer, metal sewer pipes, water pipes of metal, tubing, namely ground tubes, branching tubes of metal for pipelines and cutter tubing, drains, stone veneers, veneer boards, lime, ceiling texture spray, decking, electrical breakers, fuses, breaker panels, panels, plugs, namely electrical plugs, safety contact plugs, wall plugs of metal, test plugs and pipe plugs, connectors, namely connectors of metal for pipes, electric connectors, plug connectors, threaded cable connectors of metal and panel connectors, conduits, dimmers, switches, controls, namely electrical industrial controls for heavy and industrial equipment and online rental management controls, cords, batteries, namely electric batteries for powering industrial equipment, solar batteries, radio batteries and vehicle batteries, light bulbs, sockets, sensors, namely temperature sensors, timing sensors, motion sensors, water sensors and hazardous conditions sensors, chargers, namely battery chargers for electric batteries for powering industrial equipment and radio chargers, surge protectors, switch and wall panels, receptacles, namely electrical receptacles, wire, namely electric wires, electrical wire, aluminum wire, insulated copper wire, metal cable wire, plastic and rubber covered electrical wires, steel wire, welding wire, wire rope, fencing, gates, siding, roofing, hardware, namely hardware nails and springs, air stapler, air nailer and wood sander, plumbing, namely plumbing fittings, flexible plastic conduits, pipes, hoses for plumbing use, metal hoses for plumbing use and plumbing snake, ventilation, namely air impellers for ventilation, ducts of metal for ventilating installations, flexible plastic hoses for use with ventilation systems, ductwork, ladders and material handling equipment, namely cranes, hoists, lifts, aerial lifts and forklifts, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment, namely caulking guns, hammers, screwdrivers, wrenches, coveralls, hard hats, paint brushes, safety glasses, safety boots, levelers, namely digital laser levels, bubble levels, plumb levels, surveyor’s levels, nail punchers, allen keys, knives, mops, pails, brooms, dust pans, tarps and drop sheets, extension poles, aprons, shovels, tapes, sanders, pliers, rollers for applying paints and stains, trowels, utility knives, spray nozzles, air dryers, dehumidifiers, drills, fans, heat guns, compressors, paint agitators, goggles, vacuum cleaners, dust filters, humidity meters, measuring tapes, moisture meters, thermometers, ear plugs, ear mufflers, exhaust fans, face shields, fire blankets, fire extinguishers, fire hoses, gas detectors, knee pads, gloves, masks, respirators, safety glasses, safety vests, toe guards, glue guns, rollers for applying paints and stains, blenders, combs, dust cloths, electric cords, sawhorses and shears; rental of construction and industrial equipment, namely, pumps, generators, forklifts, backhoes, cranes, bulldozers, aerial lifts and compressors; rental of general tools and equipment, namely, hand tools; rental of special event equipment, namely, tents, tables and chairs; rental of gardening and landscaping equipment; rental of and maintenance of aerial equipment, namely aerial work platforms, vertical lifts, scissor lifts, electric scissor lifts, articulating boom lifts and straight boom lifts, air compressors and air tools, drilling equipment, augers, bits, points, chisels, hammer drills and breakers, compaction equipment, excavators and accessories therefor, concrete equipment, namely concrete construction machines, concrete saws and blades, concrete vibrators, flooring, sanding and planing tools, industrial electrical and power equipment, namely generators, fans and lights, electric mitre saws, electric drills, scissor lifts, vertical lifts, pusharound lifts, powered pipe cutters, powered gas vibrators, power buggies and power lifts, generators, fans and lights; hand and power tools, saws, heaters, namely propane fired portable heating units to heat temporary construction sites, cement and building materials, namely bricks, stones, blocks, namely concrete and cement blocks, coatings, namely epoxy coatings for use on concrete, fireproof cement coatings, weatherproofing coatings in the form of paints, sealers, namely chemical penetrating sealers for natural stone and water repellant sealers, concrete steps, wood, lumber, drywall, namely wallboards and wall panels, insulation, namely fiberglass insulation, foams, namely foam insulation materials for use in building and construction, glass, windows, window sills, doors, cabinets, caulking, glues, paints, cement, plaster, pipes, namely pvc conduit pipes for building, pvc sewer pipes, pvc water pipes, metal drainage pipes, metal pipes for liquid and gas transfer, metal sewer pipes, water pipes of metal, tubing, namely ground tubes, branching tubes of metal for pipelines and cutter tubing, drains, stone veneers, veneer boards, lime, ceiling texture spray, decking, electrical breakers, fuses, breaker panels, panels, plugs, namely electrical plugs, safety contact plugs, wall plugs of metal, test plugs and pipe plugs, connectors, namely connectors of metal for pipes, electric connectors, plug connectors, threaded cable connectors of metal and panel connectors, conduits, dimmers, switches, controls, namely electrical industrial controls for heavy and industrial equipment and online rental management controls, cords, batteries, namely electric batteries for powering industrial equipment, solar batteries, radio batteries and vehicle batteries, light bulbs, sockets, sensors, namely temperature sensors, timing sensors, motion sensors, water

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

sensors and hazardous conditions sensors, chargers, namely battery chargers for electric batteries for powering industrial equipment and radio chargers, surge protectors, switch and wall panels, receptacles, namely electrical receptacles, wire, namely electric wires, electrical wire, aluminum wire, insulated copper wire, metal cable wire, plastic and rubber covered electrical wires, steel wire, welding wire, wire rope, fencing, gates, siding, roofing, hardware, namely hardware nails and springs, air staplers, air nailers and wood sanders, plumbing, namely plumbing fittings, flexible plastic conduits, pipes, hoses for plumbing use, metal hoses for plumbing use and plumbing snakes, ventilation, namely air impellers for ventilation, ducts of metal for ventilating installations, flexible plastic hoses for use with ventilation systems, ductwork, ladders and material handling equipment, namely cranes, hoists, lifts, aerial lifts and forklifts, lawn and gardening equipment, plumbing equipment, pumps and high pressure washers, scaffolding and trailers, skidsteers and accessories therefor, trenchers, survey equipment, decorating equipment, namely caulking guns, hammers, screwdrivers, wrenches, coveralls, hard hats, paint brushes, safety glasses, safety boots, levelers, namely digital laser levels, bubble levels, plumb levels, surveyor’s levels, nail punchers, allen keys, knives, mops, pails, brooms, dust pans, tarps and drop sheets, extension poles, aprons, shovels, tapes, sanders, pliers, rollers for applying paints and stains, trowels, utility knives, spray nozzles, air dryers, dehumidifiers, drills, fans, heat guns, compressors, paint agitators, goggles, vacuum cleaners, dust filters, humidity meters, measuring tapes, moisture meters, thermometers, ear plugs, ear mufflers, exhaust fans, face shields, fire blankets, fire extinguishers, fire hoses, gas detectors, knee pads, gloves, masks, respirators, safety glasses, safety vests, toe guards, glue guns, rollers for applying paints and stains, blenders, combs, dust cloths, electric cords, sawhorses and shears.

2817686.00704	CANADA	HEAT SEEKER	REGISTERED	1747511	9/24/2015	TMA950526

N/A - retail store services featuring new and used rental equipment in the nature of heavy and industrial equipment, namely, pumps, generators, boom lifts, scissor lifts, forklifts, compaction rollers, backhoes, excavators, skid steers, air compressors, trailers, trucks, compaction equipment, cranes, generators, trenchers, bulldozers and concrete forming equipment; retail store services featuring general tools and equipment, namely, hand tools and gardening and landscaping equipment; retail store services featuring special events equipment, namely, tents, tables and chairs and parts therefor; retail store services featuring temporary construction heating equipment, propane and propane equipment and accessories and tanks; rental of construction and industrial equipment, namely, pumps, generators, forklifts, backhoes, cranes, bulldozers, aerial lifts and compressors; rental of general tools and equipment, namely, hand tools; rental of special event equipment, namely, tents, tables and chairs; rental of gardening and landscaping equipment; rental of and maintenance of temporary construction heating equipment, propane and propane equipment and accessories and tanks.

								United Rentals of Canada, Inc.

2817686.00608	CANADA	REITZEL EQUIPMENT	REGISTERED	0727314	4/23/1993	TMA429684	N/A - Sale and distribution of construction and industrial equipment, tools and supplies.	United Rentals of Canada, Inc.

2817686.00612	CANADA	REITZEL RENTALS	REGISTERED	0476220	10/1/1981	TMA271241	N/A - Rental of construction and industrial equipment, tools and supplies.	United Rentals of Canada, Inc.

2817686.00613	CANADA	R & Design	REGISTERED	0435003	1/24/1979	TMA241048	N/A - Rental of construction and industrial equipment, tools and supplies.	United Rentals of Canada, Inc.

2817686.00671	CANADA	RENT WORLD	REGISTERED	1637677	7/31/2013	TMA900477

N/A - Rental and leasing services in the field of construction and contractors’ equipment and tools; rental and leasing services in the field of industrial equipment and tools, namely, equipment and tools for use in oil and gas refining, oilfield services, power generation and distribution and chemicals manufacturing; retail sale of construction and contractors’ equipment and tools.

								United Rentals of Canada, Inc.

2817686.00656	CANADA	RSC	REGISTERED	1283822	12/20/2005	TMA732177

N/A - Repair and maintenance of equipment used by contractors, industrial and petroleum facility owners, and others in the fields of construction, petroleum exploration, petroleum products and petroleum refining, namely, backhoes, dozers, excavators, skid-steer loaders, sweepers, tractors, trenchers, wheel loaders, aerial work platforms, namely, lifts, air tools, namely saws, hammers, impact wrenches, rivet busters, rock drills, and scabblers, namely, concrete breakers, air

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

compressors, compaction equipment, namely plate compactors, rammers, concrete and masonry equipment, namely, mixers, saws, buckets, buggies, vibrators, grinders, concrete working hand tools, trowels and wheelbarrows, demolition equipment, namely hydraulic breakers, breaker and chipping hammers, and cut-off saws, electric equipment, namely, drills, demolition and rotary hammers, floor, ceiling and angle grinders, sanders, saws, lighting equipment, namely, lights, light stands and light towers, forklifts, material handling, namely electric and hydraulic pallet jacks, chain come-a-longs, chain hoists, manual and hydraulic jacks, and material lifts, carrydeck cranes, water pumps, welders, brush chippers, fans, blowers, heaters, hydrostatic test pumps, industrial vacuum cleaners, ladders, posthole diggers, pressure washers, rug and floor equipment, trucks, dump trucks, water trucks, trailers and utility vehicles, portable and towable generators, and heaters, lawn and garden equipment, namely, lawnmowers, grass cutters, leaf blowers and hedge trimmers.

N/A - Transportation and delivery services, namely transportation and delivery via air, rail, ship or truck, of equipment, namely, equipment and tools used by contractors, industrial and petroleum facility owners and others in the fields of construction, industrial facility operation, petroleum exploration, petroleum products and petroleum refining, namely, backhoes, dozers, excavators, skid-steer loaders, sweepers, tractors, trencher, wheel loaders, aerial work platforms, namely, lifts; air tools, namely, saws, hammers, impact wrenches, rivet busters, rock drills, and scabblers, namely, concrete breakers; air compressors; compaction equipment, namely plate compactors, rammers, ride-on-rollers, and walk-behind rollers; concrete and masonry equipment, namely, mixers, saws, buckets, buggies, vibrators, grinders, concrete working hand tools, trowels and wheelbarrows; demolition equipment, namely, hydraulic breakers, breaker and chipping hammers, and cut-off saws; electric equipment, namely drills, demolition and rotary hammers, floor, ceiling and angle grinders, sanders, saws; lighting equipment, namely lights, light stands and light towers; forklifts; material handling, namely electric and hydraulic pallet jacks, chain come-a-longs, chain hoists, manual and hydraulic jacks, and material lifts; carrydeck cranes; water pumps; welders; brush choppers; fans; blowers; heaters; hydrostatic test pumps; industrial vacuum cleaners; ladders; posthole diggers; pressure washers; rug and floor equipment; scaffolding; sewer snakes; stump grinders; transits; levels; wet and dry vacuum cleaners; boom trucks; dump trucks; water trucks, trailers and utility vehicles portable and towable generators, and heaters; lawn and garden equipment, namely, lawnmowers, grass cutters, leaf blowers and hedge trimmers.

N/A - Training of equipment usage and safety in the use of backhoes, dozers, excavators, skid-steer loaders, sweepers, tractors, trenchers, wheel loaders; aerial work platforms, namely, lifts; air tools, namely, saws, hammers, impact wrenches, rivet busters, rock drills, and scabblers, namely, concrete breakers; air compressors; compaction equipment, namely, plate compactors, rammers, ride-on-rollers, and walk-behind rollers; concrete and masonry equipment, namely, mixers, saws, buckets, buggies, vibrators, grinders, concrete working hand tools, trowels and wheelbarrows; demolition equipment, namely hydraulic breakers, breaker and chipping hammers, and cut-off saws; electric equipment, namely, drills, demolition and rotary hammers, floor, ceiling and angle grinders, sanders, saws; lighting equipment, namely, lights light stands and light towers; forklifts; material handling, namely, electric and hydraulic pallet jacks, chain come-a-longs, chain hoists, manual and hydraulic jacks, and material lifts; carrydeck cranes; water pumps; welders; brush chippers; fans; blowers; heaters; hydrostatic test pumps; industrial vacuum cleaners; ladders; posthole diggers; pressure washers; rug and floor equipment; scaffolding; sewer snakes; stump grinders; transits; levels; wet and dry vacuum cleaners; boom trucks; dump trucks; water trucks, trailers and utility vehicles; portable and towable generators, and heaters; lawn and garden equipment, namely, lawnmowers, grass cutters, leaf blowers and hedge trimmers

2817686.00660	CANADA	RSC & Design (color)	REGISTERED	1043071	1/18/2000	TMA559835

N/A - Rental and leasing services in the field of construction, industrial and contractors equipment and tools.

N/A - Party supply rental and leasing services.

N/A - Retail store services in the field of construction, industrial and contractors equipment and tools and party supplies.

								United Rentals of Canada, Inc.

2817686.00659	CANADA	RSC Design	REGISTERED	1043072	1/18/2000	TMA549606

N/A - Rental and leasing services in the field of construction, industrial and contractors equipment and tools.

N/A - Party supply rental and leasing services.

N/A - Retail store services in the field of construction, industrial and contractors equipment and

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name
							tools and party supplies.

2817686.00657	CANADA	RSC EQUIPMENT RENTAL	REGISTERED	1238456	11/24/2004	TMA712055

N/A - Retail store services in the field of party supplies; wholesale distributorship services and retail store services in connection with equipment and tools used by contractors, industrial and petroleum facility owners and others in the fields of construction, industrial facility operation, petroleum exploration, petroleum production and petroleum refining; Rental and leasing services in connection with equipment and tools used by contractors, industrial and petroleum facility owners and others in the fields of construction, industrial facility operation, petroleum exploration, petroleum products and petroleum refining; and Rental and leasing of party supplies.

								United Rentals of Canada, Inc.

2817686.00662	CANADA	RSC Rental Service Corporation Design (color)	REGISTERED	1043069	1/18/2000	TMA560422

N/A - Rental and leasing services in the field of construction, industrial and contractors equipment and tools.

N/A - Party supply rental and leasing services.

N/A - Retail store services in the field of construction, industrial and contractors equipment and tools and party supplies.

								United Rentals of Canada, Inc.

2817686.00720	CANADA	SKYREACH	REGISTERED	1012621	4/20/1999	TMA540540

N/A - Manufacturing, selling and renting general commercial and rental equipment, namely aerial lift platforms and manlift equipment, power generation systems, self-propelled scaffolding systems, and skid steers, namely self-propelled earth moving vehicles.

								United Rentals of Canada, Inc.

2817686.00721	CANADA	SKYREACH & Design	REGISTERED	1063384	6/15/2000	TMA569347

N/A - General commercial and rental equipment, namely aerial lift platforms and manlift equipment, power generation equipment, self-propelled scaffolds, and skid steers, namely self-propelled earth moving trucks. SERVICES:

N/A - Selling and renting general commercial and rental equipment, namely aerial lift platforms and manlift equipment, power generation equipment, self-propelled scaffolds, and skid steers, namely self-propelled earth moving trucks.

								United Rentals of Canada, Inc.

2817686.00658	CANADA	TOTAL CONTROL	REGISTERED	1195024	10/29/2003	TMA672415	N/A - Computer software for management and accounting of retail store, wholesale distributorship, rental, repair, and leasing services.	United Rentals of Canada, Inc.

2817686.00611	CANADA	VALLEY RENTALS & Design	REGISTERED	0684148	6/14/1991	TMA409420	N/A - Operation of a business dealing in the sale and rental of equipment for construction, industrial and residential use.	United Rentals of Canada, Inc.

2817686.00655	CANADA	VENETOR	REGISTERED	1529888	5/31/2011	TMA832693	N/A - Rentals, leasing, sales and service of construction equipment and cranes.	United Rentals of Canada, Inc.

	CANADA	RSC Rental Service Corporation Design	REGISTERED	1043070	01/18/2000	TMA558532		United Rentals of Canada, Inc.

	CANADA	SMART & TOUGH	FORMALIZED	1899825	05/17/2018			United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name
	CANADA	Triangle ‘Logo A’	FORMALIZED	1899837	05/17/2018			United Rentals of Canada, Inc.

	CANADA	Triangle ‘Logo B’	FORMALIZED	1899839	05/17/2018			United Rentals of Canada, Inc.

	CANADA	WEDGE	SEARCHED	1845248	06/29/2017			United Rentals of Canada, Inc.

	CANADA	WEDGE BY WESTERNONE & design	SEARCHED	1845258	06/29/2017			United Rentals of Canada, Inc.

	CANADA	WEDGE design	SEARCHED	1845254	06/29/2017			United Rentals of Canada, Inc.

	CANADA	WESTERNONE RENTALS & SALES	REGISTERED	1423598	12/19/2008	TMA808960		United Rentals of Canada, Inc.

	CANADA	WesternOne Rentals & Sales & DESIGN	REGISTERED	1423599	12/19/2008	TMA808958		United Rentals of Canada, Inc.

2817686.00908	UNITED STATES	SMART & TOUGH	PENDING	87/945,610	6/1/2018

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials, and construction progress at construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels; computer equipment, namely, equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment; security equipment, namely, intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites; communications equipment and network infrastructure for use at construction sites, namely, cellular modems, switches, routers, wireless access points and mesh radios; software applications, both web-based and downloadable, used for configuration, maintenance, and diagnostics of construction-site-based computer, instrumentation, and video monitoring systems; software applications, both web-based and downloadable, used to analyze, process, report on, and display data measured at construction sites.

042 - Operational monitoring of construction sites, namely, remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials; remote monitoring of the security of construction sites.

								United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name
2817686.00906	UNITED STATES	Triangle Design	PENDING	87/945,660	6/1/2018

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials, and construction progress at construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels; computer equipment, namely, equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment; security equipment, namely, intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites; communications equipment and network infrastructure for use at construction sites, namely, cellular modems, switches, routers, wireless access points and mesh radios; software applications, both web-based and downloadable, used for configuration, maintenance, and diagnostics of construction-site-based computer, instrumentation, and video monitoring systems; software applications, both web-based and downloadable, used to analyze, process, report on, and display data measured at construction sites.

042 - Operational monitoring of construction sites, namely, remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials; remote monitoring of the security of construction sites.

United Rentals of Canada, Inc.

2817686.00907	UNITED STATES	Triangle Design	PENDING	87/945,635	6/1/2018

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials, and construction progress at construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites; instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels; computer equipment, namely, equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment; security equipment, namely, intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites; communications equipment and network infrastructure for use at construction sites, namely, cellular modems, switches, routers, wireless access points and mesh radios; software applications, both web-based and downloadable, used for configuration, maintenance, and diagnostics of construction-site-based computer, instrumentation, and video monitoring systems; software applications, both web-based and downloadable, used to analyze, process, report on, and display data measured at construction sites.

042 - operational monitoring of construction sites, namely, remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials; remote monitoring of the security of construction sites.

United Rentals of Canada, Inc.

2817686.00909	UNITED STATES	WEDGE	PENDING	87/702,306	11/29/2017

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials and construction progress at constructions sites, instrumentation, namely sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites, instrumentation , namely sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels, computer equipment, namely equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment, security equipment, namely intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites, communications equipment and network infrastructure for use at construction sites, namely cellular modems, switches, routers, wireless access points and mesh data transceivers, software applications, both web-based and downloadable, used to analyze,

United Rentals of Canada, Inc.

Reference #	Country	Mark	Status	Application #	File Date	Registration #	Description Combined	Owner Name

process, report on, and display data measured at construction sites.

042 - Operational monitoring of construction sites, namely remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials, remote monitoring of the security of construction sites.

2817686.00910	UNITED STATES	WEDGE & Design	PENDING	87/702,328	11/29/2017

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials and construction progress at constructions sites, instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites, instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels, computer equipment, namely, equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment, security equipment, namely, intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites, communications equipment and network infrastructure for use at construction sites, namely, cellular modems, switches, routers, wireless access points and mesh data transceivers, software applications, both web-based and downloadable, used to analyze, process, report on, and display data measured at construction sites.

042 - Operational monitoring of construction sites, namely, remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials, remote monitoring of the security of construction sites.

United Rentals of Canada, Inc.

2817686.00911	UNITED STATES	WEDGE BY WESTERNONE & Design	PENDING	87/702,337	11/30/2017

009 - Monitoring and control equipment for construction sites, namely, remote video monitoring systems consisting of cameras, digital video recording equipment, and network infrastructure used for monitoring and inspecting construction equipment, building materials and construction progress at constructions sites, instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to monitor construction and to acquire, store, calculate, and display data derived from construction sites, instrumentation, namely, sensors, wireless sensor nodes, gateways, and control nodes used to acquire, store, calculate, and display temperature, relative humidity, carbon monoxide, compressed gas level, estimated concrete strength, hydrocarbons, light, and fuel tank levels, computer equipment, namely, equipment interface nodes for construction equipment to allow remote and/or automated control and condition assessment of such equipment, security equipment, namely, intrusion and proximity sensors for use in securing buildings, equipment, and building materials on construction sites, communications equipment and network infrastructure for use at construction sites, namely, cellular modems, switches, routers, wireless access points and mesh data transceivers, software applications, both web-based and downloadable, used to analyze, process, report on, and display data measured at construction sites.

042 - Operational monitoring of construction sites, namely, remote monitoring, control and assessment of the functioning and use of construction equipment, heaters and building materials, remote monitoring of the security of construction sites.

United Rentals of Canada, Inc.

Copyrights

None.

Exhibit A to the
Canadian Security Agreement

FORM OF CANADIAN SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

To:  Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) Third Amended and Restated Credit Agreement, dated as of February 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario, the other Borrowers from time to time party thereto, the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Third Amended and Restated Canadian Security Agreement dated as of February [•], 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favour of the Agent for the benefit of the Secured Parties.  Capitalized terms used but not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as applicable.

SECTION 1.  Grant of Lien.  (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by the undersigned of all of its present and future Canadian Obligations, the undersigned hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of the undersigned’s right, title and interest in or to any and all of the following properties and assets of the undersigned and all powers and rights of the undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i)                                     all Accounts;

(ii)                                  all Inventory, including all Rental Equipment;

(iii)                               all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv)                              all documentation evidencing rights in any Inventory or Equipment, including all certificates and other collateral instruments;

(v)                                 all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi)                              all Chattel Paper;

(vii)                           all Documents;

(viii)                        all Instruments;

(ix)                              all Supporting Obligations and Letter-of-Credit Rights;

(x)                                 all General Intangibles (including Payment Intangibles and Software);

(xi)                              all Goods (excluding “Consumer Goods” as such term is defined in the      PPSA);

(xii)                           all Equipment;

(xiii)                        all Investment Property, including the Security Collateral of the undersigned;

(xiv)                       all money, cash, cash equivalents, securities and other property of any kind of the undersigned held directly or indirectly by the Agent or any Lender or any of their Affiliates;

(xv)                          all of the undersigned’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which the undersigned maintains deposits, including all Payment Accounts;

(xvi)                       all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii)                    all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include any asset that is an Excluded Asset.

Subject to any limitations set forth in the Security Agreement, all of the Secured Obligations of the undersigned shall be secured by all of the Collateral of the undersigned and any other property of the undersigned that secures any of the Secured Obligations.

SECTION 2.  Representations and Warranties.  (a)  The undersigned represents and warrants to the Agent and the other Secured Parties that as of the date hereof:  (i) Schedule I hereto identifies (A) the undersigned’s name as of the date hereof as it appears in official filings in the province, territory or other jurisdiction of its incorporation or other organization, (B) the type of entity of the undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by the undersigned’s province, territory or other jurisdiction of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which the undersigned is incorporated or organized; and (ii) the undersigned has only one province, territory or other jurisdiction of incorporation or organization.

(b)                                 The undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it.  The undersigned hereby represents and warrants to the Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral and Schedule III contains all information with respect to itself and the Security Collateral owned by it that is required to be set forth in Schedule I to the Security Agreement with respect to the Grantors and their Security Collateral.

(c)                                  The undersigned hereby makes each representation and warranty set forth in the Credit Agreement that is made with respect to any Canadian Obligor.

SECTION 3.  Obligations Under the Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors.  The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 4.  Obligations under the Credit Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as an Obligor, Secured Obligor, Canadian Obligor, Guarantor and Canadian Guarantor by all of the terms and provisions of the Credit Agreement to the same extent as though the undersigned were a party to the Credit Agreement in each such capacity from and after the date hereof.  The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Obligor”, “Secured Obligor” or a “Canadian Obligor” or a “Guarantor” or “Canadian Guarantor” shall also mean and be a reference to the undersigned.

SECTION 5.  Governing Law.  This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

SCHEDULE I
to
SECURITY AGREEMENT SUPPLEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.

SCHEDULE II
to
SECURITY AGREEMENT SUPPLEMENT

PATENTS, INDUSTRIAL DESIGNS, TRADEMARKS AND COPYRIGHTS

Trademarks:

Grantor	Country	Trademark	Application or Registration No.	Filing Date	Registration Date

Patents:

Grantor	Country	Title	Application or Patent No.	Filing Date	Issue Date

Industrial Designs:

Grantor	Country	Title	Application or Industrial Design No.	Filing Date	Issue Date

Copyrights:

Grantor	Country	Copyright	Registration No.	Filing Date	Registration Date

SCHEDULE III
to
SECURITY AGREEMENT SUPPLEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

PART II